FIFTH THIRD FUNDS

Supplement Dated December 15, 2010 to the
Prospectus for the

Fifth Third Small Cap Growth Fund	Fifth Third LifeModel Aggressive Fund
Fifth Third Mid Cap Growth Fund	Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Quality Growth Fund	Fifth Third LifeModel Moderate Fund
Fifth Third Dividend Growth Fund	Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Micro Cap Value Fund	Fifth Third LifeModel Conservative Fund
Fifth Third Small Cap Value Fund	Fifth Third High Yield Bond Fund
Fifth Third All Cap Value Fund	Fifth Third Total Return Bond Fund
Fifth Third Disciplined Large Cap Value Fund	Fifth Third Short Term Bond Fund
Fifth Third Structured Large Cap Plus Fund	Fifth Third Prime Money Market Fund
Fifth Third Equity Index Fund	Fifth Third Institutional Money Market Fund
Fifth Third International Equity Fund	Fifth Third U.S. Treasury Money Market Fund
Fifth Third Strategic Income Fund	Fifth Third Institutional Government Money Market Fund

Class A, Class B, Class C, Institutional Class, Select Class, Preferred Class and Trust Class Shares Dated November 26, 2010

Effective immediately, the table under the heading “Shareholder Information-Applicable Sales Charges-Front-End Sales Charges-Class A Shares” on page 117 of the Prospectus is hereby deleted in its entirety and replaced with the following:

	Equity Funds						High Yield Bond Fund
	Asset Allocation Funds			Short Term Bond Fund			Total Return Bond Fund

	Sales Charge as % of Offering Price	Charge as a % of Your Investment	Dealer Reallowance	Sales Charge as % of Offering Price	Charge as a % of Your Investment	Dealer Reallowance	Sales Charge as % of Offering Price	Charge as a % of Your Investment	Dealer Reallowance

Less than $50,000	5.00%	5.26%	4.50%	3.00%	3.63%	2.60%	4.75%	4.99%	4.25%

$50,000 but less than
$100,000	4.50%	4.71%	4.00%	2.50%	3.09%	2.10%	4.50%	4.71%	3.75%

$100,000 but less than
$250,000	3.50%	3.63%	3.00%	2.00%	2.56%	1.70%	3.50%	3.63%	3.00%

$250,000 but less than
$500,000	2.50%	2.56%	2.10%	1.50%	2.04%	1.25%	2.50%	2.56%	2.10%

$500,000 or more	—	—	—	0.00%	0.00%	— [2]	—	—	—

$500,000 but less than
$1,000,000	2.00%	2.04%	1.70%	—	—	—	2.00%	2.04%	1.70%

$1,000,000 or more[1]	0.00%	0.00%	— [2]	—	—	—	0.00%	0.00%	— [2]

1 If you purchase $1,000,000 or more of Class A shares ($500,000 or more of Class A shares for Short Term Bond Fund) and do not pay a sales charge, and you sell any of these shares before the twelfth month anniversary of purchase, you will pay a 1% (0.50% for Short Term Bond Fund) CDSC on the portion redeemed at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time). The CDSC will be waived for shares purchased as part of an agreement where an organization agrees to waive its customary sales commission.

2 With respect to dealer reallowance amounts applicable to purchases of $1,000,000 ($500,000 or more of Class A shares for Short Term Bond Fund) or more, such amounts differ for certain funds as detailed in the statement of additional information under the section entitled, “Payments to Dealers.” Please refer to the statement of additional information for the specific details.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.